CERTIFICATION PURSUANT TO
                 SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     In connection with the accompanying Quarterly Report of Radale Imports, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2006 (the "Report"), I, Lee D. Dodson, Chief Executive Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 10, 2006

                                             /s/ Lee D. Dodson
                                            ------------------------------------
                                            Lee D. Dodson
                                            Chairman and Chief Executive Officer


     The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350) and is not being filed as part of the Form 10-QSB or as a separate disclosure document.














                                                                      Exhibit 32